Principal Exchange-Traded Funds
Principal Quality ETF

Supplement dated July 1, 2026
to the Prospectus and Statement of Additional Information
both dated November 1, 2025 (as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information (“SAI”). Please retain this supplement for future reference.
NOTICE: As announced in a supplement dated June 15, 2026, the Board of Trustees of the Principal Quality ETF (the “Fund”) had approved a proposal to change the Fund’s diversification classification from “diversified” to “non-diversified” and a change to the related fundamental investment restriction (the “Proposal”). A Special Meeting of Shareholders of the Fund (the “Meeting”) was scheduled for September 9, 2026, at which shareholders of the Fund would consider the Proposal.
Please note that the Proposal has been withdrawn, the Meeting has been cancelled and, accordingly, no vote will be held. All proposed changes related to the change in the Fund’s diversification status in the Prospectus and SAI for the Fund are deleted and the Fund will remain “diversified”.
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